UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
and

INVESTMENT COMPANY ACT OF 1940 [X]

___________________________________________________________

TriStar Investment Trust
(Exact Name of Registrant as Specified in Charter)

13605 Crestway Drive
Brook Park, Ohio 44142-2657
(Address of Principal Executive Offices)

(216) 362-0730
(Registrant's Telephone Number)

Russell P. Stockhaus
13605 Crestway Drive
Brook Park, Ohio 44142-2657
(Name and address of Agent for Service)

___________________________________________________________

Approximate Date of Proposed Public Offering:
As soon as practical after the effective date of this registration.

It is proposed that this filing will become effective (check appropriate box)
[X] 60 days after filing pursuant to paragraph (a) (1)

[Outside front cover]

P R O S P E C T U S

December 6, 1999

TRISTAR INVESTMENT TRUST

TRISTAR LARGE CAP STOCK FUND

For Investors Seeking Long-Term Capital Appreciation

As with all mutual funds, the Securities and Exchange Commission does not determine if the information contained in this prospectus is truthful or complete nor has it approved or disapproved of these securities. Anyone who tells you otherwise is committing a crime.

TriStar Investment Trust
TriStar Large Cap Stock Fund
13605 Crestway Drive
Brook Park, Ohio 44142

TABLE OF CONTENTS
The Fund	4
-------------------------------------------------
The Fund’s Goal	4
The Principal Investment Strategies	4
The Investment Selection Process Used by the Fund	4
The Principal Risks of Investing in the Fund	5
Who Should Invest	6
Costs of Investing in the Fund	6
Expense Example	7
Portfolio Turnover	7

Who Manages the Fund	8
-------------------------------------------------
The Investment Adviser	8
The Portfolio Manager	8

How to Buy and Sell Shares	8
-------------------------------------------------
Pricing of Fund Shares	8
Investing in the Fund	9
Minimum Investments	9
Types of Account Ownership	10
Instructions For Opening and Adding to an Account	10
Telephone and Wire Transactions	12
Tax-Deferred Plans	12
Types of Tax-Deferred Accounts	12
Instructions For Selling Fund Shares	14
Additional Redemption Information	15
Shareholder Communications	17
Dividends and Distributions	17
Taxes	18

YOUR GUIDE

TO THE PROSPECTUS

This Prospectus is designed to help you make an informed decision about whether investing in the TriStar Large Cap Stock Fund is appropriate for you. Please read it carefully before investing and keep it for future reference. To make this Prospectus easy for you to read and understand, we have divided it into three sections: The Fund, Who Manages the Fund, and How to Buy and Sell Shares. Each section is organized to help you quickly identify the information that you are looking for.

The first section, The Fund, tells you four important things about the Fund that you should know before you invest:

* The Fund's goal - what the Fund is trying to achieve.

* The principal investment strategies of the Fund - how the Fund tries to meet its investment objective.

* The Fund's method of selecting investments - how the Fund chooses its primary investments.

* Risks you should be aware of - the principal risks of investing in the Fund.

The other two sections of the Prospectus - Who Manages the Fund and How to Buy and Sell Shares, - provide you with information about the Fund's management, the services and privileges available to you, how we price shares of the Fund, and how to buy and sell shares.

THE FUND

THE FUND’S GOAL

* The Fund primarily aims for long-term capital appreciation. A secondary aim is income, as some investments may yield dividends, interest, or other income.

[Side panel: The Fund's goal may be changed by the Board of Trustees without shareholder approval. You will receive advance written notice of any material changes to the Fund's goal. If there is a material change, you should consider whether the Fund remains an appropriate investment for you.]

PRINCIPAL INVESTMENT STRATEGIES

* The Fund generally invests in selected companies whose market capitalization exceeds $10 billion and are included in the Standard & Poor’s 500 Composite Stock Price Index.

THE INVESTMENT SELECTION PROCESS
USED BY THE FUND

The investment advisor uses a proprietary investment discipline that uses technical analysis. Basically, historical performance data will be analyzed to seek to identify positive trends in securities that the advisor believes will continue into the future and therefore outperform their peers. Securities are bought when these favorable trends are identified and securities are sold when these conditions change or run their course. Whereas most technical analysis is done for short- or intermediate-term, the advisor looks for intermediate- to long-term trends or cycles. The selection process is a combination of both active and passive management techniques.

[Side panel: Baron’s Dictionary of Finance and Investment Terms describes Technical Analysis as "research into the demand and supply of securities based on trading volume and price studies. Technical analysts use charts or computer programs to identify and project price trends in a market or security."]

[Side panel: Passive investing does not engage in research and analysis in an attempt to select securities that outperform the market. Instead passive investing simply attempts to mirror a target market, for better or worse. Index funds are the most popular form of passive investing.]

* The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios.

* In the event of exceptional redemption requests, the Fund may hold cash or cash-equivalents and invest without limit in obligations of the U.S. Government and its agencies and in money market securities, including high-grade commercial paper, certificates of deposit, repurchase agreements and short-term debt securities. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in common stocks. As a result, the Fund may not achieve its investment objective.

[Side panel: All mutual funds must elect to be "diversified" or "non-diversified." As a non-diversified portfolio, the Fund may invest half of its total assets in two or more securities, while the other half is spread out among investments not exceeding 5% of the Fund's total assets at the time of purchase. As a result, the Fund has the ability to take larger positions in a smaller number of securities than a diversified portfolio. These limitations do not apply to U.S. Government securities.]

THE PRINCIPAL RISKS OF
INVESTING IN THE FUND

Risks in General

Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund's investments. You could lose money investing in the Fund. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Risks of Investing in Common Stocks

The Fund and its shareholders are subject to the risks associated with common stock investing. These risks include the financial risk of purchasing individual companies that perform poorly, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Since the Fund generally invests in common stocks of large companies its share price may fluctuate more than the stock market as a whole. In addition there are times when small and medium sized companies perform better than large companies. During those periods your investment may under perform compared to those segments of the market that include the small and medium sized companies.

Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services. You should be aware that the value of a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services. In addition, a company's share price may also decline if its earnings or revenues fall short of expectations.

Overall stock market risks may also affect the value of the Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund's investments may increase or decrease more than the stock markets in general.

Risk of Non-Diversification

As previously mentioned, the Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a diversified portfolio. Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Lack of Operating History and Experience

TriStar Investment Trust (and its first series, TriStar Large Cap Stock Fund) is a newly organized investment company with no history of operations. None of the principals, officers, or directors of the investment adviser, TriStar Capital Management Corp., have ever registered, operated, or supervised the operations of investment companies, and there is no assurance that their past business experiences will enable them to successfully manage the assets of the Fund in the future.

WHO SHOULD INVEST

The Fund may be suitable for you if:

* You wish to invest in large U.S. companies.
* You are seeking growth of capital over the long-term - at least five years.
* You can tolerate greater risks associated with common stock investments.
* You are not looking for current income.
* You are willing to accept fluctuations in share price.

COSTS OF INVESTING IN THE FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.

Shareholder Fees
(fees paid directly from your investment)
------------------------------------------------------------------------------

Sales Charge (Load) Imposed on Purchases.…………..............None
Deferred Sales Charge (Load)………........................…………....None
Sales Charge (Load) Imposed on Reinvested Dividends..........None
Redemption Fee..........................................……………………......None
Exchange Fee...............................................…………………….....None

Annual Fund Operating Expenses(a)
(expenses that are deducted from Fund assets)
------------------------------------------------------------------------------

Management Fees(a)........................................………………....0.50%
12b-1 Distribution Fees..............................…………………......None
Other Expenses(b).........……………… ……...............................0.70%
Total Annual Fund Operating Expenses...………….................1.20%

------------------------------------------------------------------------------

(a) Fees payable under the Management Agreement between the Fund and the Adviser are fixed at 0.50% of the Fund's average daily net assets up to $10 million, 0.30% of such assets from $10 million to $50 million, and 0.20% of such assets in excess of $50 million.

(b) Fees payable under the Administration Agreement between the Fund and the Adviser are fixed at 0.70% of the Fund's average daily net assets up to $10 million, 0.50% of such assets from $10 million to $50 million, 0.45% of such assets from $50 million to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from 500 million to 1 billion, and 0.30% of such assets in excess of $1 billion.

[Side panel: The Fund is a no-load investment, which means you do not pay any fees when you buy or sell shares of the Fund. As a result, all of your investment goes to work for you.]

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Shareholder Transaction Expenses
========================================================

	One Year	Three Years
Your costs:	$123	$388

========================================================

[Side panel: Understanding expenses: Operating a mutual fund involves a variety of expenses including those for portfolio management, shareholder statements, tax reporting and other services. These expenses are paid from the Fund's assets in the form of a management fee and administrative fee. Their effect is already factored into the Fund's daily share price and returns.]

PORFOLIO TURNOVER

A mutual fund’s turnover rate gives an indication of how transaction costs could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes.

Changes are made in the Fund's portfolio whenever its portfolio manager believes such changesare desirable. Selling may also result from liquidity needs. Portfolio turnover rates are a secondary consideration in making buy and sell decisions as they do affect costs and taxable distributions.

[Side panel: The average turnover rate for all domestic stock funds is approximately 88%, according to Morningstar, Inc.]

WHO MANAGES THE FUND

THE INVESTMENT ADVISER

TriStar Capital Management Corp., located at 13605 Crestway Drive, Brook Park, Ohio 44142, serves as the investment adviser to the Fund under an Investment Advisory Agreement with TriStar Investment Trust (the "Trust"). The Agreement provides that the Adviser will furnish continuous investment advisory and management services to the Fund. TriStar Capital Management Corp. was organized in February 1999 and began serving as investment adviser to the Fund in December 1999. Russell P. Stockhaus is a shareholder and Chief Executive Officer of the Adviser.

The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees. Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. TriStar Capital Management also pays the salaries and fees of all officers and trustees of the Trust as well as officers, directors, or employees of TriStar Capital Management Corp.

THE PORTFOLIO MANAGER

Mr. Stockhaus manages the investment program of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. He has been the portfolio manager of the Fund since its inception in 1999. Mr. Stockhaus founded TriStar Capital Management Corp. and TriStar Large Cap Stock Fund in 1999. Prior to forming TriStar Capital Management Corp. and TriStar Large Cap Stock Fund, Mr. Stockhaus was employed by The Profit Recovery Group International, Inc. He remains as a full-time employee with The Profit Recovery Group as an Audit Manager. Mr. Stockhaus holds a Bachelor of Science degree in Accounting from Bowling Green State University in Ohio and became a Certified Public Accountant in 1980.

HOW TO BUY AND SELL SHARES

PRICING OF FUND SHARES

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund's net asset value ("NAV"). The NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Total Net Assets - Liabilities
Net Asset Value =	---------------------------------------
Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund's Transfer Agent, Mutual Shareholder Services. Your order must be placed with the Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day's NAV. The Fund's investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the Adviser, subject to the review and oversight of the Fund's Board of Trustees. The Fund may use pricing services to determine market value.

INVESTING IN THE FUND

You may purchase shares directly through the Fund's Transfer Agent. If you are investing in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application. (To establish an IRA, complete an IRA Application.) To request an application, call 1-877-593-8637. Your initial investment minimum can be found in the table below. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.

MINIMUM INVESTMENTS
	Initial	Additional
Regular account	$500	$100
IRA account	$500	$100
Education IRA	$500	$100

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

TYPES OF ACCOUNT OWNERSHIP

You can establish the following types of accounts by completing a Shareholder Account Application:

  Individual or Joint Ownership - Individual accounts are owned by one person. Joint accounts have two or more owners.
  A Gift or Transfer to Minor (UGMA or UTMA) - An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.
  Trust - An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.
  Business Accounts - Corporation and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

[Side panel: Costs and market timing: Some investors try to profit from "market-timing" - switching money into investments when they expect the market to rise, and taking money out when they expect the market to fall. As money is shifted in and out by market timers, the Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, closely monitoring excessive transactions.]

INSTRUCTIONS FOR OPENING AND ADDING TO AN ACCOUNT
TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT
BY MAIL	BY MAIL
Complete and sign the Shareholder Application or an IRA Application.

Make your check payable to the TriStar Large Cap Stock Fund
* For IRA accounts, please specify the year for which the contribution is made.

Complete the investment slip that is included with your account statement, and write your account number on your check. If you no longer have your investment slip, please reference your name, account number, and address on your check.

MAIL APPLICATION AND CHECK TO:	MAIL THE SLIP AND CHECK TO:
TriStar Large Cap Stock Fund c/o Mutual Shareholder Services 1301 East Ninth Street, Suite 1005 Cleveland, Ohio 44114	TriStar Large Cap Stock Fund c/o Mutual Shareholder Services 1301 East Ninth Street, Suite 1005 Cleveland, Ohio 44114

BY OVERNIGHT COURIER, SEND TO:
TriStar Large Cap Stock Fund c/o Mutual Shareholder Services 1301 East Ninth Street, Suite 1005 Cleveland, Ohio 44114

BY TELEPHONE	BY TELEPHONE
Telephone transactions may not be used for initial purchases.	You must select this service on your account application before making your first telephone transaction. Thereafter, you may call 1-877-593-8637 to purchase shares in an existing account. Your purchase will be effective at the NAV next computed after your instruction is received in proper form by the Transfer Agent.

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT
BY WIRE	BY WIRE
Call 1-877-593-8637 for instruc- tions and to obtain an investor account number or an IRA account number prior to wiring the funds.	Send your investment to Firstar Bank, N.A. by following the instructions listed in the column to the left.
Send your investment to Fifth Third Bank, N.A. with these instructions:

* Fifth Firstar Bank, N.A.
* ABA#: 042000013
* For Credit to TriStar Large Cap Stock Fund
* A/C#: To Be Determined.
* For further credit to:
Your account number
Your name
Your SSN or TIN

TELEPHONE AND WIRE TRANSACTIONS

Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone purchase transactions. With respect to all transactions made by telephone, the Fund and its Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, then neither the Fund nor the Transfer Agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. In any instance where the Fund's Transfer Agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the Transfer Agent shall be liable for any losses which may occur because of delay in implementing a transaction.

If you purchase your initial shares by wire, the Transfer Agent first must have received a completed account application and issued an account number to you. The account number must be included in the wiring instructions as set forth on the previous page. The Transfer Agent must receive your account application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions. If the Transfer Agent is notified no later than 3:00 p.m. Eastern time of the wire instructions, and the wired funds are received by the Transfer Agent no later than 5:00 p.m. Eastern time, then the shares purchased will be priced at the NAV determined on that business day. If the wire is not received by 5:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

TAX-DEFERRED PLANS

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described on the following page and the Education IRA. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. Complete instructions about how to establish and maintain your tax-deferred retirement plan will be included in the retirement plan kit you receive in the mail.

Firstar Bank, N.A., serves as the custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $5 for each tax-deferred account you have with the Fund. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

TYPES OF TAX-DEFERRED ACCOUNTS

* Traditional IRA
An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-free and distributions are taxable as income.

* Roth IRA
An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

* Spousal IRA
An IRA funded by a working spouse in the name of a non-earning spouse.

* Education IRA
This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of eighteen.

* SEP-IRA
An individual retirement account funded by employer contributions. Your assets grow tax-free and distributions are taxable as income.

* Keogh or Profit Sharing Plans
These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions of up to $30,000 for each person covered by the plans.

* 403(b) Plans
An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

* 401(k) Plans
Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

DIVIDEND REINVESTMENT:
.........................................................................…………………………………
All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

INSTRUCTIONS FOR SELLING FUND SHARES

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the Transfer Agent. The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request. The Fund will not mail any proceeds unless your investment check has cleared the bank, which may take up to fifteen calendar days. This procedure is intended to protect the Fund and its shareholders from loss. If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

TO SELL SHARES
-----------------------------------------------------------------------------------------------

By Mail
........................................................................…………………………………

Write a letter of instruction that includes:
* The names(s) and signature(s) of all account owners.
* Your account number.
* The dollar or share amount you want to sell.
* Where to send the proceeds.
* If redeeming from your IRA, please note applicable withholding requirements.
* Obtain a signature guarantee or other documentation, if required.

MAIL YOUR REQUEST TO:	BY OVERNIGHT COURIER, SEND TO:
TriStar Large Cap Stock Fund c/o Mutual Shareholder Services 1301 East Ninth Street, Suite 1005 Cleveland, Ohio 44114	TriStar Large Cap Stock Fund c/o Mutual Shareholder Services 1301 East Ninth Street, Suite 1005 Cleveland, Ohio 44114

BY TELEPHONE
* You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate on the appropriate section of the account application that you decline this option. Otherwise, you may redeem Fund shares by calling 1-877-593-8637. Redemption proceeds will only be mailed to your address of record.

* You may redeem a maximum of $50,000 per day by telephone.

* You will not be able to redeem by telephone and have a check sent to your address of record for a period of 15 days following an address change.

* Unless you decline telephone privileges in writing or on your account application, as long as the fund takes reasonable measures to verify the order, you may be responsible for any fraudulent telephone order.

For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S. 1-877-593-8637.

ADDITIONAL REDEMPTION INFORMATION

SIGNATURE GUARANTEES

Signature guarantees are designed to protect both you and the Fund from fraud. A signature guarantee of each owner is required to redeem shares in the following situations:

* If you change ownership on your account.

* If you request the redemption proceeds to be sent to a different address than that registered on the account.

* If the proceeds are to be made payable to someone other than the account's owner(s).

* If a change of address request has been received by the Transfer Agent within the last 15 days.

* If you wish to redeem $50,000 or more from any shareholder account.

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide signature guarantees.

The Fund reserves the right to require a signature guarantee under other circumstances or to delay a redemption when permitted by federal law. For more information pertaining to signature guarantees, please call 1-877-593-8637.

CORPORATE, TRUST AND OTHER ACCOUNTS

Redemption requests from corporate, trusts, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Transfer Agent at 1-877-593-8637 to determine what additional documents are required.

ADDRESS CHANGES

To change the address on your account, call the Transfer Agent at 1-877-593-8637 or send a written request signed by all account owners. Include the account number(s) and name(s) on the account and both the old and new addresses. Certain options may be suspended for a period of 15 days following an address change.

TRANSFER OF OWNERSHIP

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the Transfer Agent at 1-877-593-8637 to determine what additional documents are required.

REDEMPTION INITIATED BY THE FUND

Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $500. After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. The right of redemption by the Fund will not apply if the value of your account balance falls below $500 because of market performance. The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund.

SHAREHOLDER COMMUNICATIONS

ACCOUNT STATEMENTS. Every quarter, shareholders of the Fund will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

CONFIRMATIONS. Confirmation statements will be sent after each transaction that affects your account balance or account registration.

REGULATORY MAILINGS. Financial reports will be sent at least semiannually. Annual reports will include audited financial statements. To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay distributions on an annual basis and expects that distributions will consist primarily of capital gains. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash. Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the Transfer Agent at 1-877-593-8637 or send a written notification to TriStar Large Cap Stock Fund, c/o Mutual Shareholder Services, 1301 East Ninth Street, Suite 1005 Cleveland, Ohio 44114.

[Side panel: What is a distribution? As a shareholder, you are entitled to your share of the Fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the Fund earns from its holdings and interest it receives from its money market and bond investments. Capital gains are realized when the Fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the Fund held the securities for less than or more than one year.]

[Side panel: When the fund makes a distribution to its shareholders, the share price of the Fund drops by the amount of the distribution, net of any market fluctuations.]

TAXES

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Redemptions of shares of the Fund are taxable events which you may realize as a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Because everyone's tax situation is unique, please consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

TRISTAR INVESTMENT TRUST
TRISTAR LARGE CAP STOCK FUND
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BOARD OF TRUSTEES
Russell P. Stockhaus, Chairman
Thomas P. Ziegler
Christopher S. McCann

INVESTMENT ADVISER AND ADMINISTRATOR
TriStar Capital Management Corp.

INDEPENDENT AUDITOR
McCurdy & Associates CPA's Inc.

TRANSFER AND DIVIDEND DISBURSING AGENT
Mutual Shareholder Services

CUSTODIAN
Firstar Bank, N.A.

[Back cover page]

TRISTAR INVESTMENT TRUST
TRISTAR LARGE CAP STOCK FUND
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WHERE TO GO FOR INFORMATION
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For shareholder inquiries, please call toll-free in the U.S. at 1-877-593-8637. You will find more information about TriStar Large Cap Stock Fund in the Statement of Additional Information. This document contains additional and more detailed information about the Fund, and is considered to be a part of this Prospectus.

THERE ARE THREE WAYS TO GET A COPY OF THIS DOCUMENT
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1. You may call collect or write for one, and a copy will be sent without charge.
TriStar Large Cap Stock Fund
13605 Crestway Drive
Brook Park, OH 44142
1-216-362-0730

2. Call or write the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also visit the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling the number below:
Public Reference Section of the SEC
Washington D.C. 20549-6009
1-800-SEC-0330

3. Go to the SEC's website (www.sec.gov) and download a text-only version.

TRISTAR INVESTMENT TRUST
TRISTAR LARGE CAP STOCK FUND
13605 Crestway Drive
Brook Park, OH 44142
(216) 362-0730

TRISTAR LARGE CAP STOCK FUND
STATEMENT OF ADDITIONAL INFORMATION
DECEMBER 6TH, 1999

TRISTAR INVESTMENT TRUST
TRISTAR LARGE CAP STOCK FUND
13605 Crestway Drive
Brook Park, OH 44142
(216) 362-0730

This Statement of Additional Information ("SAI") is not a Prospectus, but is to be read in conjunction with the Prospectus for the TriStar Large Cap Stock Fund dated December 6th, 1999 ("Prospectus"). To obtain a free copy of the Prospectus Report, please write or call the Fund at the address or phone number referenced above.

TABLE OF CONTENTS
THE FUND	2
CAPITAL STRUCTURE	3
CONCENTRATION AND NON-DIVERSIFICATION POLICY	3
TAX STATUS	3
INVESTMENT GOAL’S AND POLICIES	4
INVESTMENT RESTRICTIONS	4
OTHER INVESTMENTS	5
MANAGEMENT OF THE FUND	6
REMUNERATION OF OFFICERS AND TRUSTEES	7
INVESTMENT ADVISER	7
ADVISORY AND ADMINISTRATION AGREEMENTS	8
PRINCIPAL SECURITY HOLDERS	9
PERFORMANCE INFORMATION	9
PORTFOLIO TRANSACTIONS AND BROKERAGE	11
CUSTODIAN	12
TRANSFER AGENT	12
AUDITORS	12

- i -

THE FUND

The TriStar Large Cap Stock Fund (the "Fund"), is an open-end, non-diversified series of The TriStar Investment Trust (the "Trust"). The Trust was organized on September 22, 1999 as an Ohio trust and is authorized to issue an indefinite number of shares of beneficial interest. The Board of Trustees of the Trust is responsible for managing the business affairs of the Fund.

CAPITAL STRUCTURE

At present the Fund is the only series authorized by the Trust. The Board of Trustees may authorize the creation of additional series without shareholder approval.

All shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All shares have equal voting rights and can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

Each shareholder has one vote for each share held irrespective of the relative net asset value of the shares. Each share has equal dividend, distribution and liquidation rights. The voting rights of the shareholders are non-cumulative, so that holders of more than 50% of the shares can elect all trustees being elected. On some issues, such as election of trustees, all shares of the Fund vote together as one series. In the event that the Trust authorizes additional series of shares as separate funds, on issues affecting only a particular fund, the shares of the affected fund will vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund.

CONCENTRATION AND NON-DIVERSIFICATION POLICY

Concentration: As an investment company, the Fund invests the monies received from the sale of its shares in a portfolio of securities which generally will be included in the S&P 500 and have market capitalizations greater than $10 billion dollars. Stocks purchased will be selected without regard to industry or sector weightings of the S&P 500. Therefore, while the Fund will not try to concentrate its investments in any particular industry, it may end up investing 25% or more of the value of its total assets in a particular industry. This policy of concentration may be changed without shareholder approval.

Non-Diversification: The Fund is classified as being non-diversified which means that it has the ability to take larger positions in a smaller number of securities than a diversified fund. The Fund, therefore, may be more susceptible to risk of loss than a more widely diversified fund as a result of a single economic, political, or regulatory occurrence. The policy of the Fund is one of selective investments rather than broad diversification. The Fund seeks enough diversification for adequate representation among what it considers to be the best performing securities and to maintain its federal non-taxable status under Subchapter M of the Internal Revenue Code.

TAX STATUS

Under the provisions of Subchapter M of the Internal Revenue Code of 1986 as amended, the Fund intends to pay out substantially all of its investment income and realized capital gains. As a result, the Fund intends to be relieved of federal income tax on the amounts distributed to shareholders. Distribution of any net long-term capital gains realized by the Fund will be taxable to the shareholder as long-term capital gains regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Trustees and will automatically be reinvested in additional Fund shares at net asset value, unless the shareholder has elected to receive payment in the form of cash. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of the shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement you must certify on the Shareholder Purchase Application supplied by the Fund, that your Social Security or Taxpayer Identification Number is correct and that you are not currently subject to back-up withholding or otherwise certify that you are exempt from back-up withholding.

INVESTMENT GOAL’S AND POLICIES
THE FUND’S GOAL

* The Fund primarily aims for long-term capital appreciation. A secondary aim is income, as some investments may yield dividends, interest, or other income.

PRINCIPAL INVESTMENT STRATEGIES

* The Fund generally invests in selected companies whose market capitalization exceeds $10 billion and are included in the Standard & Poor’s 500 Composite Stock Price Index.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

(a) Issue senior securities.

(b) Borrow money or purchase securities on margin except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities.

(c) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities

(d) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.

(e) Make loans. The purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.

(f) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.

(g) Invest in companies for the purpose of acquiring control.

(h) Pledge, mortgage or hypothecate any of its assets.

OTHER INVESTMENTS:

In connection with its investment objective and policies the Fund may invest in the following types of securities which can involve certain risks:

INVESTMENT COMPANIES: The Fund may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940. The fund intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

U.S. GOVERNMENT OBLIGATIONS: The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such securities will typically include, without limitation, U.S. Treasury securities such as Treasury Bills, Treasury Notes or Treasury Bonds that differ in their interest rates, maturities and times of issuance. U.S. government obligations may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

FUTURES CONTRACTS: A futures contract is an agreement to buy or sell a specified amount of a particular commodity or financial instrument at a fixed price on a future date. A futures contract is a form of a derivative as its value is based on, or derived from, the value of its underlying security. Futures contracts will only be purchased on broad based stock indexes such as the S&P 500. Futures contracts will be used to basically to simulate full investment in the stock market while keeping cash on hand to meet shareholder redemptions or other needs. In general the Fund will not use futures contracts for hedging purposes or as leveraged investments that magnify the gains or losses of an investment.

REPURCHASE AGREEMENTS: A repurchase agreement is an agreement between a buyer and a seller, in which the purchaser acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time and at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Generally the Fund will enter into repurchase agreements with the Trust's custodian or other banks with assets of $1 billion or more. The fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.

MANAGEMENT OF THE FUND

The business of the Fund is managed under the direction of its Board of Trustees in accordance with Section 3.2 of the Declaration of Trust of TriStar Investment Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to Section 2.6 of the Declaration of Trust, the trustees shall elect officers including a president, secretary and treasurer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Fund's purposes. The trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The trustees and officers, together with their addresses, age, principal occupations during the past five years are as follows:

Name and Address	Position	Principal Occupation Past 5 Years
*Russell P. Stockhaus 13605 Crestway Drive Brook Park, Ohio 44142 Date of Birth: 1956	Trustee, President, Treasurer, and Secretary	The Profit Recovery Group International, Inc., Audit Manager Accounts Payable Recovery, Auditor

Thomas P. Ziegler 16512 Laverne Avenue Cleveland, Ohio 44135 Date of Birth: 1961	Trustee	Dorn Color, Inc. Human Resources Mgr.

Christopher S. McCann 614 North Oakhurst Ct. Huron, OH 44839 Date of Birth: 1967	Trustee	The Profit Recovery Group International, Inc. Senior Auditor Ames Department Stores Inc. Accounts Payable Supervisor

*Trustees of the Fund who are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

REMUNERATION OF OFFICERS AND TRUSTEES

Trustee fees are Trust expenses. The Trust intends to pay fees to all Trustees who are not "interested persons" of not more than $250 for the years ending December 31, 1999 and 2000. Compensation paid to the Trustees inception to date is set forth in the following table:

Name	Total Compensation from Trust (the Trust is not in a Fund Complex)
Russell P. Stockhaus	0
Thomas P. Ziegler	0
Christopher S. McCann	0

INVESTMENT ADVISER

The Fund retains TriStar Capital Management Corp., 13605 Crestway Drive, Brook Park, OH 44142, as its investment adviser (the "Adviser"). The Adviser is an Ohio corporation founded in February 1999. The company is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The corporation is controlled and wholly owned by Russell P. Stockhaus and Diane L. Stockhaus.

Russell P. Stockhaus has had the direct responsibility for the overall strategic management of the Fund's portfolio and its administration since the Fund's inception. Mr. Stockhaus founded TriStar Capital Management Corp. in 1999, and has served as Chairman of the Board and Chief Executive Officer since the company's inception. Mr. Stockhaus has a BS degree in Accounting from Bowling Green State University in Ohio and became a Certified Public Accountant in 1980. In addition to founding the company in 1999, Mr. Stockhaus was also simultaneously employed by The Profit Recovery Group, International, Inc., as an Audit Manager and is currently serving in that capacity on a full time basis.

ADVISORY AND ADMINISTRATION AGREEMENTS

On December 3rd, 1999 the Board of Trustees unanimously approved an investment advisory contract (the "Advisory Agreement") and a separate administration contract (the "Administration Agreement") with TriStar Capital Management Corp.

Under the Advisory Agreement, TriStar Capital Management Corp. will determine what securities will be purchased, retained or sold by the Fund. Mr. Stockhaus, will have the direct responsibility of managing the composition of the Fund's portfolio in accordance with the Fund's investment objective. Pursuant to its contract with the Fund, the Adviser must, among other requirements, (i) render research, statistical and advisory services to the Fund, (ii) make specific recommendations based on the Fund's investment requirements, and (iii) pay salaries of the Fund's employees who may be officers, directors or employees of the Adviser. The Adviser has paid the initial organizational costs of the Fund and will reimburse the Fund for any and all losses incurred because of purchase reneges.

The Adviser is paid a fee of 0.50% of the Fund’s average daily net assets up to $10 million, 0.30% of such assets from $10 million to $50 million, and 0.20% of such assets in excess on $50 million. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. The Adviser may at its discretion, forego sufficient fees which would have the effect of lowering the Fund's expense ratio and increasing the yield to shareholders.

Under the Administration Agreement, TriStar Capital Management Corp. renders all administrative and supervisory services to the Fund. TriStar Capital oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. TriStar Capital also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required pursuant to Rule 31a-1 promulgated under the 1940 Act. TriStar Capital is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Fund assumes all other expenses except to the extent of those paid by the Investment Adviser.

Under the Administration Agreement, TriStar Capital assumes and pays all ordinary expenses of the Fund. Examples of such expenses include: (a) organizational costs, (b) compensation of the Adviser's personnel, (c) compensation of any of the Fund's trustees, officers or employees who are not interested persons of the Investment Adviser or its affiliates, (d) fees and expenses of registering the Fund's shares under the federal securities laws and of qualifying its shares under applicable state Blue Sky laws, including expenses attendant upon renewing such registrations and qualifications, (e) insurance premiums, (f) fidelity bonds, (g) accounting and bookkeeping costs and expenses necessary to maintain the Fund's books and records, (h) outside auditing and ordinary legal expenses, (i) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials, (j) costs of printing and distribution of the Fund's Prospectus and other shareholder information to existing shareholders, (k) charges, if any, of custodian and dividend disbursing agent's fees, (l) industry association fees, and (m) costs of independent pricing services and calculation of daily net asset value. The Investment Adviser may, at its discretion, assume any additional expenses ordinarily assumed by the Fund when it determines that such action is in the best interest of the shareholders. Any extraordinary and non-recurring expenses shall be paid by the Fund.

Pursuant to the Administration Agreement, TriStar Capital receives a fee which is paid monthly at an annual rate of 0.70% of the Fund's average daily net assets up to $10 million, 0.50% of such assets from $10 million to $50 million, 0.45% of such assets from $50 million to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion. The Administrator may at its discretion, forego sufficient fees which would have the effect of lowering the Fund's expense ratio and increasing the yield to shareholders.

The Adviser may act as an investment adviser and administrator to other persons, firms, or corporations (including investment companies), and may have numerous advisory clients besides the Fund.

The Advisory Contract and the Administration Agreement are terminable on 60 days' written notice, without penalty, by a vote of a majority of the Fund's outstanding shares or by vote of a majority of the Fund's entire Board of Trustees, or by the Investment Adviser on 60 days' written notice, and automatically terminates in the event of its assignment.

PRINCIPAL SECURITY HOLDERS

As of December 6th, 1999, Russell P. Stockhaus owned 100% of the shares of the fund. As such 100% of the shares were owned by the Trustees and Officers of the Trust.

PERFORMANCE INFORMATION

The Fund's total returns will be based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total returns will reflect the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns. Average annual return is based on historical earnings and is not intended to indicate future performance.

For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the Securities and Exchange Commission, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

P(1+Tn) = ERV

Where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years (1, 5, or 10)
ERV = ending redeemable value of a hypothetical $1,000
payment made at the beginning of the 1-, 5-, or 10-
year period, at the end of such period (or
fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of the Fund's existence or shorter periods dating from the commencement of Fund registration. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

The Fund may also advertise total return which is calculated differently from average annual total return. Total return performance for a specific period (year to date, calendar quarter, fiscal year or portion thereof) is calculated by taking the initial investment in the Fund's shares on the first day of the period and the redeemable value of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. A quotation of the Fund's total return will always be accompanied by the Fund's average annual total return.

The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from "average annual total return." A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for "average annual total return." In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. A non-standardized quotation will always be accompanied by the Fund's "average annual total return" as described above.

Performance information for the Fund may be compared, in reports and promotional literature, to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average (DJIA) and the Standard & Poor's 500 Composite Stock Price Index (S&P 500). The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for three, five and ten year periods. Ranks are not absolute or necessarily predictive of future performance. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Investment Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Investment Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer. The Investment Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

CUSTODIAN

Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 has been retained to act as Custodian of the Trust's investments. The Custodian Acts as the Trust's depository, safekeeps its portfolio securities and investments, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT

The Trust has entered into an agreement with Maxus Information Systems, Inc. (d/b/a Mutual Shareholder Services), 1301 East Ninth Street, Suite 1005, Cleveland, Ohio, 44114 ("Maxus"), for Maxus to act as The Fund's transfer agent, and to provide The Trust with accounting services, record-keeping and shareholder service functions. For its services as fund accountant, Maxus receives a fee from TriStar Capital Management based upon the average value of the Fund, with a maximum annual fee of $59,250. At Fund net asset values averaging less than $25 million, the annual fee would be $21,000. For all other services provided, Maxus receives from TriStar Capital an annual fee of $9.25 per shareholder (with a minimum charge of $775 per month) for shareholders services provided and an annual fee of $100 per state for state registration and qualification of Fund shares provided.

AUDITORS

The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145 has been selected as independent auditors for the Trust for the year ending December 31, 1999. McCurdy & Associates CPA's, Inc. performs an annual audit of the Trust's financial statements and provides financial, tax and accounting consulting services as requested.

FORM N-1A

PART C - OTHER INFORMATION

Item 23. Exhibits

Exhibits - All exhibits believed to be applicable to this filing include:

Exhibit No. Description
10.10 Certificate of Trust of TriStar Investment Trust
10.20 Declaration of Trust of TriStar Investment Trust, Table of Contents
10.21 Declaration of Trust of TriStar Investment Trust
20.10 Certificate of Consent of the Trustees of TriStar Investment Trust
30.10 Investment Advisory Agreement
30.20 Administration Agreement
40.10 Subscription Agreement
50.10 Reimbursement Agreement
60.10 Transfer Agent Agreement
60.20 Accounting Services Agreement
70.10 Custody Agreement
80.10 Legal Opinion and Consent of Counsel
90.10 Consent of Independent Auditors

Item 24 Control Persons
Not Applicable.

Item 25. Indemnification
Reference is made to sections 5.1 and 5.2 of the Declaration of Trust of TriStar Investment Trust (the "Trust") (Exhibit 10.21) pursuant to which no trustee, officer, employee or agent of the Trust shall be subject to any personal liability, when acting in his or her individual capacity, except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust shall indemnify each of its trustees, officers, employees and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any actions, suits or other proceedings by reason of his or her being or having been a trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in or with bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust will comply with Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and 1940 Act Releases number 7221 (June 9, 1972) and number 11330 (September 2, 1980).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing, the Trust has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and therefore may be unenforceable. In the event that a claim for indemnification (except insofar as it provides for the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Trust by such trustee, officer or controlling person and the Securities and Exchange Commission is still in the same opinion, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Indemnification provisions exist in the Investment Advisory and Administration Agreement under the headings "Limitation of Liability" which are identical to those in the Declaration of Trust noted above.

Item 26. Business and Other Connections of the Investment Adviser
TriStar Capital Management Corp.’s exclusive activity at the present time is performance on its Investment Advisory Contract and Administration Agreement currently effective with TriStar Investment Trust. Russell P Stockhaus is a 45% owner, officer and director of TriStar Investment Corp. Mr. Stockhaus is solely responsible for carrying on the duties described in the Investment Advisory Contract and Administration Agreement. TriStar Capital Management Corp.’s address is: 13605 Crestway Drive, Brook Park, OH 44142.

Mr. Stockhaus is also employed by The Profit Recovery Group International, Inc. on a full-time basis as an Audit Manager. Their address is: 2300 Windy Ridge Parkway, Suite 300 North, Atlanta, GA 30339-8426.

Item 27. Principal Underwriter
The Fund acts as its own underwriter.

Item 28. Location of Accounts and Records
All fund records are held at the Trust's principal executive offices at 13605 Crestway Drive, Brook Park, OH 44142 except (1) records held and maintained by Firststar Bank relating to its function as custodian; and (2) records held and maintained by Mutual Shareholder Service, relating to its function as fund accountant, administrator and transfer agent.

Item 29. Management Services
Not Applicable

Item 30. Undertakings
The Registrant undertakes to file with the Securities and Exchange Commission (the "Commission") an amendment to the Registration Statement with certified financial statements showing the initial capital received before accepting subscriptions from any persons in excess of 25 pursuant to Section 14(a)(3) of the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brook Park, State of Ohio, on the 3rd day of December, 1999.

TriStar Investment Trust

By: /s/ Russell P. Stockhaus
Russell P. Stockhaus, President

Pursuant to the requirements of the Securities Act of 1933, this registration Statement has been signed below by the following persons in the capacities and on the dates(s) indicated.

/s/ Russell P. Stockhaus 12/03/99
Russell P. Stockhaus Trustee; President, Secretary, Treasurer, and Chairman of the Board Date

/s/ Thomas P. Ziegler 12/03/99
Thomas S. Ziegler Trustee, Vice President Date

/s/ Christopher S. McCann 12/03/99
Christopher S. McCann Trustee Date